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                     MASTER EQUIPMENT LEASE NO. 053-0005

Under this Master Equipment Lease No. 053-0005 (the "Lease"), dated as of December 1, 1995, Phoenix Leasing Incorporated, a California corporation ("Lessor"), hereby leases to ViroPharma, Inc., a Delaware corporation ("Lessee"), and Lessee hereby leases from Lessor, the equipment (herein called "Equipment") which is described on the schedule attached hereto or any subsequently-executed schedule entered into by Lessor and Lessee and which incorporates this Lease by reference. Any such schedules shall hereinafter individually be referred to as a "Schedule" and collectively be referred to as the "Schedules." Lessor hereby leases the Equipment to Lessee upon the following terms and conditions:

     1. TERM OF AGREEMENT. The term of this Lease begins on the date set forth above and shall continue thereafter and be in effect so long as and at any time any Schedule entered into pursuant to this Lease is in effect. The Initial Term and rent payable with respect to each leased item of Equipment shall be as set forth in and as stated in the respective Schedule(s). The terms of each Schedule hereto are subject to all conditions and provisions of this Lease as it may at any time be amended. Each Schedule shall constitute a separate and independent lease and contractual obligation of Lessee and shall incorporate the terms and conditions of this Master Equipment Lease and any additional provisions contained in such Schedule. In the event of a conflict between the terms and conditions of this Lease and any additional provisions of such Schedule, the additional provisions of such Schedule shall prevail with respect to such Schedule only.

     2. NON-CANCELLABLE LEASE. This Lease and any Schedule cannot be cancelled or terminated except as expressly provided herein. This Lease (including all Schedules to this Lease) constitutes a net lease and Lessee agrees that its obligations to pay all rent and other sums payable hereunder (and under any Schedule) and the rights of Lessor and assignee in and to such rent and other sums, are absolute and unconditional and are not subject to any abatement, reduction, setoff, defense, counterclaim or recoupment due or alleged to be due to, or by reason of, any past, present or future claims which Lessee may have against Lessor, any assignee, the manufacturer or seller of the Equipment, or against any person for any reason whatsoever.

     3. LESSOR COMMITMENT. So long as no Event of Default or event which with the giving of notice or passage of time, or both, could become an Event of Default has occurred or is continuing, Lessor agrees to lease to Lessee the groups of Equipment described on each Schedule, subject to the following conditions: (i) that in no event shall Lessor be obligated to lease Equipment to Lessee hereunder where the aggregate purchase price of all Equipment leased to Lessee hereunder would exceed $650,000 ("Commitment") of which an amount not exceeding $150,000 may be applied to the lease of equipment formerly leased by Symphony Pharmaceuticals, Inc. ("Symphony Equipment") and for the purchase or to pay for casework, tenant improvements and non-portable chemical hoods ("Soft Assets") for lease by Lessor to Lessee (any Equipment which is not Symphony Equipment or Soft Assets is referred to in the Lease as "New Equipment"); provided the aggregate purchase price of Soft Assets at anytime does not exceed an amount equal to 30% of the aggregate amount of the New Equipment purchased;
(ii) the amount of Equipment purchased by Lessor at any one time shall be at least equal to $35,000 except for a final advance which may be less than $35,000; (iii) Lessor shall not be obligated to purchase Equipment hereunder after December 31, 1996 ("Commitment Period") provided that the Commitment Period may be extended if Lessor has received and approved in its sole discretion Lessee's monthly business plan for 1996; (iv) all Lease documentation required by Lessor has been executed by Lessee or provided by Lessee no later than December 31, 1995; (v) the equipment described on the Schedule is acceptable to Lessor and with respect to equipment which is Symphony Equipment, the equipment cost listed on the Schedule is



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acceptable to Lessor; (vi) with respect to each funding Lessee has provided to
Lessor each of the closing documents and other items described in Exhibit A hereto (which documents shall be in form and substance acceptable to Lessor) and which list may be modified for each subsequent funding; (vii) there is no material adverse change in Lessee's condition, financial or otherwise, as determined by Lessor, and Lessee so certifies, from (yy) the date of the most recent financial statements delivered by Lessee to Lessor prior to execution of this Lease, to (zz) the date of the proposed lease of the Equipment; (viii) Lessee is performing according to its business plan referred to as "ViroPharma, Inc. 95 Financial Plan" dated July 24, 1995, as may be amended from time to time in form and substance acceptable to Lessor ("Business Plan"); (ix) Lessor or its agent has inspected and placed identification labels on the Equipment; (x) Lessee shall offer to Lessor, on an exclusive basis, all lease transactions for equipment contemplated by Lessee until expiration of all Schedules; however if Lessor declines to finance any such transaction or Lessee and Lessor cannot agree upon terms, then Lessee shall be free to seek such financing from any other third party; and (xi) Lessor has received in form and substance acceptable to Lessor: (a) Lessee's interim monthly financial statements (which shall be the statements for the next preceding month) signed by a financial officer of Lessee; (b) evidence of Lessee's receipt of $3,500,000 equity by October 31, 1995; and (c) evidence of Lessee's $2,470,000 cash position as of August 31, 1995.

     4. NO WARRANTIES BY LESSOR. (a) Lessee has selected both (i) the Equipment and (ii) the suppliers (herein called "Vendor") from whom Lessor is to purchase the Equipment. LESSOR MAKES NO WARRANTY EXPRESS OR IMPLIED AS TO ANY MATTER WHATSOEVER, INCLUDING THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, AND AS TO LESSOR, LESSEE LEASES THE EQUIPMENT "AS IS" AND WITH ALL FAULTS. (b) If the Equipment is not properly installed, does not operate as represented or warranted by Vendor or is unsatisfactory for any reason, Lessee shall make any claim on account thereof solely against Vendor and shall, nevertheless, pay Lessor all rent payable under this Lease, Lessee hereby waiving any such claims as against Lessor. Lessor hereby agrees to assign to Lessee solely for the purpose of making and prosecuting any said claim, to the extent assignable, all of the rights which Lessor has against Vendor for breach of warranty or other representation respecting the Equipment. Lessor shall have no responsibility for delay or failure to fill the order. (c) Lessee understands and agrees that neither the Vendor nor any salesman or other agent of the Vendor is an agent of Lessor. No salesman or agent of Vendor is authorized to waive or alter any term or condition of this Lease, and no representations as to the Equipment or any other matter by the Vendor shall in any way affect Lessee's duty to pay the rent and perform its other obligations as set forth in this Lease. (d) Lessee hereby requests Lessor to purchase Equipment from Vendor and to lease Equipment to Lessee on the terms and conditions of the Lease set forth herein. (e) Lessee hereby authorizes Lessor to insert in this Lease and each Schedule hereto the serial numbers and other identification data of the Equipment when determined by Lessor.

     5. LESSEE'S REPRESENTATIONS AND WARRANTIES. Lessee represents and warrants that (a) it is a corporation in good standing under the laws of the state of its incorporation, and duly qualified to do business, and will remain duly qualified to do business, during the term of this Lease, in each state where the Equipment will be located, as specified on each Schedule hereto; (b) it has full authority to execute and deliver this Lease and perform the terms hereof, and this Lease has been duly authorized and constitutes valid and binding obligations of Lessee enforceable in accordance with its terms; (c) this Lease will not contravene any law, regulation or judgment affecting Lessee or result in any breach of any agreement or other instrument binding on Lessee; (d) no consent of Lessee's shareholders or holder of any indebtedness, or filing with, or approval of, any governmental agency or commission, is a condition to the performance of the terms hereof; (e) there is no action or proceeding pending or threatened against Lessee before any court or administrative

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agency which might have a materially adverse effect on the business, financial condition or operations of Lessee; (f) no deed of trust, mortgage or third party interest arising through Lessee will attach to the Equipment or the Lease; (g) the Equipment will remain at all times under applicable law, removable personal property, free and clear of any lien or encumbrance in favor of Lessee or any other person, notwithstanding the manner in which the Equipment may be attached to any real property; (h) all credit, financial and any other information submitted to Lessor herewith or any other time is true and correct; and (i) Lessee has provided, or will provide if requested, Lessee's tax identification number.

      6. EQUIPMENT ORDERING. Lessee shall be responsible for all packing, rigging, transportation and installation charges for the Equipment and Lessor may separately invoice Lessee for such charges. Lessee has selected the Equipment itself and shall arrange for delivery of Equipment so that it can be accepted in accordance with Section 7 hereof. Lessee hereby agrees to indemnify and hold Lessor harmless from any claims, liabilities, costs and expenses, including reasonable attorneys' fees, incurred by Lessor arising out of any purchase orders or assignments executed by Lessor with respect to any Equipment or services relating thereto.

     7. LESSEE ACCEPTANCE. Lessee shall return to Lessor the signed and dated Acceptance Notice attached to each Schedule hereto (a) acknowledging the Equipment has been received, installed and is ready for use and (b) accepting it as satisfactory in all respects for the purposes of this Lease. Lessor is authorized to fill in the Rent Start Date on each Schedule in accordance with the foregoing.

     8. LOCATION; INSPECTION; LABELS. Equipment shall be delivered to and shall not be removed from the Equipment "Location" shown on each Schedule without Lessor's prior written consent, which "Location" shall in all events be within the United States. Lessor shall have the right to inspect Equipment at any reasonable time. Lessee shall be responsible for all labor, material and freight charges incurred in connection with any removal or relocation of such Equipment which is requested by the Lessee and consented to by Lessor, as well as for any charges due to the installation or moving of the Equipment. The rental payments shall continue during any period in which the Equipment is in transit during a relocation. Lessor or its agent shall mark and label Equipment, which labels shall state Equipment is owned by Lessor, and Lessee shall keep such labels on the Equipment as labeled by Lessor or its agent.

     9.   EQUIPMENT MAINTENANCE.  (a) General.  Lessee will locate or base each
                                      -------
item of Equipment where designated in an Acceptance Notice and will reasonably permit Lessor to inspect such item of Equipment and its maintenance records. Lessee will at its sole expense comply with all applicable laws, rules, regulations, requirements and orders with respect to the use, maintenance, repair, condition, storage and operation of each item of Equipment. Except as required herein, Lessee will not make any addition or improvement to any item of Equipment that is not readily removable without causing material damage to any item or impairing its original value or utility. Any addition or improvement that is so required or cannot be so removed will immediately become the property of Lessor. (b) Service and Repair. With respect to computer equipment, other
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than personal computers, Lessee has entered into, and will maintain in effect,
Vendor's standard maintenance contract or another contract satisfactory to Lessor for a period equal to the term of each Schedule and extensions thereto which provides for the maintenance of the Equipment and repairs and replacement parts thereof in good condition and working order, all in accordance with the terms of such maintenance contract. Lessee shall have the Equipment certified for the Vendor's standard maintenance agreement prior to delivery to Lessor upon expiration of this Lease. With respect to any other Equipment, Lessee will, at its sole expense, maintain and service, and repair any damage to, each item of Equipment in a



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manner consistent with prudent industry practice and Lessee's own practice so that such item of Equipment is at all times (i) in the same condition as when delivered to Lessee, except for ordinary wear and tear, (ii) in good operating order for the function intended by its manufacturer's warranties and recommendations.

     10. LOSS OR DAMAGE. Lessee assumes the entire risk of loss to the Equipment through use, operation or otherwise. Lessee hereby indemnifies and holds harmless Lessor from and against all claims, loss of rental payments, costs, damages, and expenses relating to or resulting from any loss, damage or destruction of the Equipment, any such occurrence being hereinafter called a "Casualty Occurrence." On the first rental payment date following such Casualty Occurrence, or, if there is no such rental payment date, thirty (30) days after such Casualty Occurrence, Lessee shall (i) repair the Equipment, returning it to good operating condition or (ii) replace the Equipment with identical equipment in good condition and repair, the title to which shall vest in Lessor and which thereafter shall be subject to the terms of this Lease; or (iii) pay to Lessor
(a) any unpaid accrued amounts relating to such Equipment due Lessor under this Lease up to the date of the Casualty Occurrence, and (b) a sum equal to the Casualty Value as set forth in the Casualty Value table attached to each Schedule hereto for such Equipment. Upon the making of such payment, the term of this Lease as to each unit of Equipment with respect to which the Casualty Value was paid shall terminate.

     11. GENERAL INDEMNITY. Lessee will protect, indemnify and save harmless Lessor from against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses, imposed upon or incurred by or asserted against Lessor or any assignee of Lessor by Lessee or any third party by reason of the occurence or existence (or alleged occurrence or existence) of any act or event relating to or caused by the Equipment, including but not limited to, consequential or special damages of any kind, or any failure on the part of Lessee to perform or comply with any of the terms of this Lease. In the event that any action, suit or proceeding is brought against Lessor by reason of any such occurrence, Lessee, upon request of Lessor, will at Lessee's expense resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel designated and approved by Lessor. Lessee's obligations under this Section 11 shall survive the expiration of this Lease with respect to acts or events occurring or alleged to have occurred prior to the return of the Equipment to Lessor at the end of the Lease term.

     12   INSURANCE.  Lessee at its expense shall keep the Equipment insured for the entire term and any extensions of this Lease against all risks for at least the replacement value of such Equipment and shall provide for (a) loss payable endorsement to Lessor or any assignee of Lessor. Lessee shall maintain public liability and property damage insurance in an amount not less than $5,000,000, naming Lessor as additional insured. Such insurance shall contain insurer's agreement to give thirty (30) days written notice to Lessor before cancellation or material change of any policy of insurance. Lessee will provide Lessor and any assignee of Lessor with a certificate of insurance from the insurer evidencing Lessor's or such assignee's interest in the policy of insurance.
Such insurance shall cover any Casualty Occurrence to any unit of Equipment. Notwithstanding anything in Section 10 or this Section 12 to the contrary, this Lease and Lessee's obligations hereunder and under each Schedule shall remain in full force and effect with respect to any unit of Equipment which is not subject to a Casualty Occurrence. If Lessee fails to provide or maintain insurance as required herein, Lessor shall have the right, but shall not be obligated to obtain such insurance. In that event, Lessee shall pay to Lessor the cost thereof.



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     13.  TAXES.  Lessee agrees to reimburse Lessor for, (or pay directly if instructed by Lessor), and agrees to indemnify and hold Lessor harmless from, all fees (including, but not limited to, license, documentation, recording and registration fees), and all sales, use, gross receipts, personal property, occupational, value added of other taxes, levies, imposts, duties, assessments, charges, or withholdings of any nature whatsoever, together with any penalties, fines, additions to tax, or interest thereon (all of the foregoing being hereafter referred to as "Impositions") except same as may be attributable to Lessor's income, arising at any time prior to or during the term of this Lease, or upon termination or early termination of this Lease and levied or imposed upon Lessor directly or otherwise by any Federal, state of local government in the United States or by any foreign country or foreign or international taxing authority upon or with respect to (i) the Equipment, (ii) the exportation, importation, registration, purchase, ownership, delivery, leasing, possession, use, operation, storage, maintenance, repair, return, sale, transfer of title, or other disposition thereof, (iii) the rentals, receipts, or earnings arising from the Equipment, or any disposition of the rights to such rentals, receipts, or earnings, (iv) any payment pursuant to this Lease, and (v) this Lease or the transaction or any part thereof. Lessee understands that the indemnity in this
Section includes remarketed or used Equipment on which Impositions may be assessed on the basis of Equipment values different (and higher) than the value of the same Equipment in Lessee's hands. Lessee's obligations under this
Section 13 shall survive the expiration of this Lease with respect to acts or events occurring or alleged to have occurred prior to the return of the Equipment to Lessor at the end of the Lease term.

     14. PAYMENT BY LESSOR. If Lessee shall fail to make any payment or perform any act required hereunder, then Lessor may, but shall not be required to, after such notice to Lessee as is reasonable under the circumstances, make such payment or perform such act with the same effect as if made or performed by Lessee. Lessee will upon demand reimburse Lessor for all sums paid and all costs and expenses incurred in connection with the performance of any such act.

     15. SURRENDER OF EQUIPMENT. Upon termination or expiration of this Lease, with respect to each group of Equipment, Lessee will forthwith surrender the Equipment to Lessor delivered in as good order and condition as originally delivered, reasonable wear and tear excepted. Lessor may, at its sole option, arrange for removal and transportation of the Equipment provided that Lessee's obligations under Sections 10, 11 and 12 shall not be released. Lessee shall bear all expenses of delivering (which include, but are not limited to, the de-installation, insurance, packaging and transportation of) the Equipment to Lessor's location or other location within the United States as Lessor may request. In the event Lessee fails to deliver the Equipment as directed above, all obligations of Lessee under this Lease, including rental payments, shall remain in full force and effect until Lessee delivers the Equipment to Lessor.

     16. ASSIGNMENT. WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, SUCH CONSENT NOT TO BE UNREASONABLY WITHHELD, LESSEE SHALL NOT (a) ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE OR OTHERWISE DISPOSE OF THIS LEASE, EQUIPMENT, OR ANY INTEREST THEREIN, OR (b) SUBLET OR LEND EQUIPMENT OR PERMIT IT TO BE USED BY ANYONE OTHER THAN LESSEE OR LESSEE'S EMPLOYEES. LESSOR MAY ASSIGN THIS LEASE OR GRANT A SECURITY INTEREST IN ANY OR ALL EQUIPMENT, OR BOTH, IN WHOLE OR IN PART TO ONE OR MORE ASSIGNEES OR SECURED PARTIES WITHOUT NOTICE TO LESSEE. If Lessee is given notice of such assignment it agrees to acknowledge receipt thereof in writing and Lessee shall execute such additional documentation as Lessor's assignee shall require. Each such assignee and/or secured party shall have all of the rights, but none of the obligations, of Lessor under this Lease, unless such assignee or secured party expressly agrees to assume such obligations in writing. Lessee shall not assert against any assignee and/or secured party any defense, counterclaim or offset that


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Lessee may have against Lessor.  Notwithstanding any such assignment, and providing no Event of Default has occurred and is continuing, Lessor, or its assignee, secured parties, or their agents or assigns, shall not interfere with Lessee's right to quietly enjoy use of Equipment subject to the terms and conditions of this Lease. Subject to the foregoing, this Lease inures to the benefit of and is binding upon the successors and assignees of the parties hereto. Lessee acknowledges that any such assignment by Lessor will not materially change Lessee's duties or obligations under the Lease or increase any burden of risk on Lessee.

     17.  DEFAULT.  (a)  Event of Default.  Any of the following events or
                         ----------------
conditions shall constitute an "Event of Default" hereunder: (i) Lessee's failure to pay any monies due to Lessor hereunder or under any Schedule beyond the fifth (5th) day after the same is due; (ii) Lessee's failure to comply with its obligations under Section 12 or Section 16; (iii) Lessee's failure to comply with or perform any term, covenant, condition, warranty or representation of this Lease or any Schedule hereto or under any other agreement between Lessee and Lessor or under any lease of real property covering the location of Equipment if such failure to comply or perform is not cured by Lessee within thirty (30) days of receipt of notice thereof; (iv) seizure of the Equipment under legal process; (v) the filing by or against Lessee of a petition for reorganization or liquidation under the Bankruptcy Code or any amendment thereto or under any other insolvency law providing for the relief of debtors; (vi) the voluntary or involuntary making of an assignment of a substantial portion of its assets by Lessee, or any guarantor ("Guarantor") under any guaranty executed in connection with this Lease ("Guaranty"), for the benefit of its creditors, the appointment of a receiver or trustee for Lessee or any Guarantor for any of Lessee's or Guarantor's assets, the institution by or against Lessee or any Guarantor of any formal or informal proceeding for dissolution, liquidation, settlement of claims against or winding up of the affairs of Lessee or any Guarantor, provided that in the case of all such involuntary proceedings, same
           --------
are not dismissed within sixty (60) days after commencement; or (vii) the making by Lessee or any Guarantor of a transfer of all or a material portion of Lessee's of Guarantor's assets or inventory not in the ordinary course of business.

     (b)  Remedies.  If any Event of Default shall have occurred:
          --------

     (i) Lessor may proceed by appropriate court action or actions either at law or in equity to enforce performance by Lessee, of the applicable covenants of this Lease, or to recover damage therefor; or

    (ii) Lessee will, without demand, on the next rent payment date following the Event of Default, pay to Lessor as liquidated damages which the parties agree are fair and reasonable under the circumstances existing at the time this Lease is entered into, and not as a penalty, an amount equal to the Casualty Value of the Equipment set forth in Exhibit C together with any rent or other amounts past due and owing by Lessee hereunder; and

   (iii)  Lessor may, without notice to or demand upon Lessee;

          (a) Take possession of the Equipment and lease or sell the same or any portion thereof, for such period, amount, and to such entity as Lessor shall elect. The proceeds of such lease or sale will be applied by Lessor (A) first, to pay all costs and expenses, including reasonable legal fees and disbursements, incurred by Lessor as a result of the default and the exercise of its remedies with respect thereto, (B) second, to pay Lessor an amount equal to any unpaid rent or other amounts past due and payable plus the Casualty Value, to the extent not previously paid by Lessee, and (C) third, to


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reimburse Lessee for the Casualty Value to the extent previously paid.  Any surplus remaining thereafter will be retained by Lessor.

     (b) Take possession of the Equipment and hold and keep idle the same or any portion thereof.

     In addition to the foregoing remedies, Lessor may apply the Additional Security pledged to Lessor pursuant to Section 34, (A) to compensate Lessor for losses or damages sustained as a result of such Event of Default; and/or (B) to reimburse Lessor for costs and expenses, including reasonable attorney's fees, incurred by Lessor in connection with such failure to perform, whether or not litigation or other judicial proceedings are commenced. Any surplus remaining thereafter shall be retained by Lessor as security hereunder.

          Lessee agrees to pay all internal and out-of-pocket costs of Lessor related to the exercise of its remedies, including direct costs of its in-house counsel and out-of-pocket legal fees and expenses. At Lessor's request, Lessee shall assemble the Equipment and make it available to Lessor at such location as Lessor may designate. Lessee waives any right it may have to redeem the Equipment.

          Repossession of any or all Equipment shall not terminate this Lease or any Schedule unless Lessor notifies Lessee in writing. Any amount required to be paid under this Section shall be increased by a service charge at the rate of 2.0% per month, or the higher rate of interest permitted by applicable law, whichever is less, accruing from the date the Casualty Value or other amounts are payable hereunder until such amounts are paid.

          None of the above remedies is intended to be exclusive, but each is cumulative and in addition to any other remedy available to Lessor, and all may be enforced separately or concurrently.

     18. LATE PAYMENTS. Lessee shall pay to Lender an amount equal to the greater of 18% of all amounts owed Lessor by Lessee which are not paid when due or $100, but in no event an amount greater than the highest rate permitted by applicable law. If such funds have not been received by Lessor at Lessor's place of business or by Lessor's designated agent by the date such funds are due under this Lease, Lessor shall bill Lessee for such charges. Lessee acknowledges that invoices for rentals due hereunder are sent by Lessor for Lessee's convenience only. Lessee's non-receipt of an invoice will not relieve Lessee of its obligation to make rent payments hereunder.

     19. LESSOR'S EXPENSE. Lessee shall pay Lessor all costs and expenses including reasonable attorney's fees and the fees of the collection agencies, incurred by Lessor in enforcing any of the terms, conditions or provisions hereof.

     20. OWNERSHIP; PERSONAL PROPERTY. The Equipment shall be and remain personal property of Lessor, and Lessee shall have no right, title or interest therein or thereto except as expressly set forth in this Lease, notwithstanding the manner in which it may be attached or affixed to real property, and upon termination or expiration of the Lease term, Lessee shall have the duty and Lessor shall have the right to remove the Equipment from the premises where the same be located whether or not affixed or attached to the real property or any building, at the cost and expense of Lessee.

     21. ALTERATIONS; ATTACHMENTS. No alterations or attachments shall be made to the Equipment without Lessor's prior written consent, which shall not be given for changes


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that will affect the reliability and utility of the Equipment or which cannot be removed without damage to the Equipment, or which in any way affect the value of the Equipment for purposes of resale or re-lease.

     22. FINANCING STATEMENT. Lessee will execute financing statements pursuant to the Uniform Commercial Code. Lessee authorizes Lessor to file financing statements signed only by Lessor (where such authorization is permitted by law) at all places where Lessor deems necessary.

     23.  MISCELLANEOUS.    (a) Lessee shall provide Lessor with such corporate
resolutions, financial statements and other documents as Lessor shall request from time to time. (b) Lessee represents that the Equipment is being leased hereunder for business purposes. (c) Time is of the essence with respect to this Lease. (d) Lessee shall keep its books and records in accordance with generally accepted accounting principles and practices consistently applied and shall deliver to Lessor its annual audited financial statements, unaudited quarterly financial statements to include any financial information given to Lessee's Board of Directors upon expiration of the Commitment Period, and signed by an officer of Lessee and such other unaudited financial statements as may be reasonably requested by Lessor. (e) Any action by Lessee against Lessor for any default by Lessor under this Lease, including breach of warranty or indemnity, shall be commenced within one (1) year after any such cause of action accrues.

     24. NOTICES. All notices hereunder shall be in writing, by registered mail, or reliable messenger or delivery services and shall be directed, as the case may be, to Lessor at 2401 Kerner Boulevard, San Rafael, California 94901,
Attention: Account Management and to Lessee at ViroPharma, Inc., 76 Great Valley Parkway, Malvern, PA 19355, Attention: Mark A. McKinley.

     25. ENTIRE AGREEMENT. Lessee acknowledges that Lessee has read this Lease, understands it and agrees to be bound by its terms, and further agrees that it and each Schedule constitute the entire agreement between Lessor and Lessee with respect to the subject matter hereof and supersedes all previous agreements, promises, or representations. The terms and conditions hereof shall prevail notwithstanding any variance with the terms of any purchase order submitted by the Lessee with respect to any Equipment covered hereby.

     26. AMENDMENT. This Lease may not be changed, altered or modified except by an instrument in writing signed by an officer of the Lessor and the Lessee.

     27. WAIVER. Any failure of Lessor to require strict performance by Lessee or any waiver by Lessor of any provision herein shall not be construed as a consent or waiver of any other breach of the same or any other provision.

     28. SEVERABILITY. If any provision of this Lease is held invalid, such invalidity shall not affect any other provisions hereof.

     29. JURISDICTION AND WAIVER OF JURY TRIAL. This Lease shall be governed by and construed under the laws of the State of California. It is agreed that exclusive jurisdiction and venue for any legal action between the parties arising out of this Lease shall be in the Superior Court for Marin County, California, or, in cases where Federal diversity jurisdiction is available, in the United States District Court for the Northern District of California. LESSEE, TO THE EXTENT IT MAY LAWFULLY DO SO, HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS LEASE, ANY SCHEDULE, OR ANY AGREEMENT EXECUTED IN CONNECTION HEREWITH.

     30. NATURE OF TRANSACTION. Lessor makes no representation whatsoever, express or implied, concerning the legal character of the transaction evidenced hereby, for tax or any other purpose.

     31. SECURITY INTEREST. (a) One executed copy of the Lease will be marked "Original" and all other counterparts will be duplicated. To the extent, if any, that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction) no security interest in the lease may be created in any document other than the "Original."
(b) There shall be only one original of each Schedule and it shall be marked "Original," and all other counterparts will be duplicates. To the extent, if any, that any Schedule(s) to this Lease constitutes chattel paper (or as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction) no security interest in any Schedule(s) may be created in any document other than the "Original."

     32. SUSPENSION OF OBLIGATION. The obligations of Lessor hereunder will be suspended to the extent that it is hindered or prevented from complying therewith because of labor disturbances, including but not limited to strikes and lockouts, acts of God, fires, storms, accidents, failure of the manufacturer to deliver any item of Equipment, governmental regulations of interference, or any cause whatsoever not within the sole and exclusive control of Lessor.

     33. SOFTWARE. For the term of this Lease, and so long as no Event of Default has occurred and is continuing, Lessor hereby assigns to Lessee all of Lessor's rights under any License Agreement executed by Lessor in connection with the Equipment (except for any right of Lessor to be reimbursed for the License Fee). Lessee agrees to be bound by the provisions of any such License Agreement and to perform all obligations of Lessor (except Lessor's payment obligations) thereunder. Lessee acknowledges that all of Lessee's obligations under the Lease with respect to the Equipment will apply equally to the software, including but not limited to Lessee's obligation to pay rent to Lessor.

     34.  ADDITIONAL SECURITY.  If, upon expiration of the Commitment Period,
(x) the aggregate amount of Soft Assets is an amount greater than (y) 20% of the aggregate amount purchased under the New Equipment Commitment, Lessee, at Lessor's option, shall pay Lessor on July 1, 1996, the amount by which (x) exceeds (y). Such amount will be security for the timely performance and payment by Lessee of its obligations hereunder ("Additional Security"). Lessee grants a security interest in the Additional Security to Lessor for the purpose of securing its obligations under this Lease, including Lessee's obligations to purchase Equipment upon expiration of this Lease.

If an Event of Default by Lessee occurs hereunder, the amount of the Additional Security then retained by Lessor shall be applied against the amount of Lessee's default obligation. In such event, Lessor may apply all or part of the Additional Security for the following purposes:

(a) to compensate Lessor for losses or damages sustained as a result of such Event of Default; and/or (b) to reimburse Lessor for costs and expenses, including reasonable attorney's fees, incurred by Lessor in connection with such failure to perform, whether or not litigation or other judicial proceedings are commenced. Any surplus remaining thereafter shall be retained by Lessor as security hereunder. Provided no Event of Default has occurred and is continuing under this Lease, upon the expiration of each Symphony Equipment Schedule hereunder, any Additional Security, if any, held by Lessor will be applied by Lessor to the purchase requirement under such Schedules as each

Schedule expires until exhausted, and if not exhausted, thence to any amount under a purchase option which Lessee might then exercise under a New Equipment Schedule. If such Additional Security is not exhausted upon expiration of all Schedules, any remaining Additional Security shall be returned to Lessee.

      35. COMMITMENT FEE. Lessee has paid to Lessor a commitment fee ("Fee") of $5,000. The Fee shall be applied by Lessor first to reimburse Lessor for all out-of-pocket UCC search costs, inspections and appraisal fees incurred by Lessor up to an aggregate amount of $1,000, and then proportionally to the first month's rent for each Schedule hereunder (except any Symphony Schedule) in the proportion that the purchase price of the Equipment leased pursuant to the Schedule bears to Lessor's Commitment (less the Symphony Commitment). However, the portion of the Fee which is not applied to rental shall be non-refundable except if Lessor defaults in its obligations pursuant to
Section 3.

      36.  FINANCE LEASE.   The parties agree that this lease is a "Finance
Lease" as defined by section 10-103(a)(7) of the California Commercial Code (Cal.Com.C.). Lessee acknowledges either (a) that Lessee has reviewed and approved any written Supply Contract (as defined by Cal.Com.C. Section 10-103
(a)(25)) covering Equipment purchased from the "Supplier" (as defined by Cal.Com.C. Section 10-103(a)(24)) thereof for lease to Lessee or (b) that Lessor has informed or advised Lessee, in writing, either previously or by this Lease of the following: (i) the identity of the Supplier; (ii) that the Lessee may have rights under the Supply Contract; and (iii) that the Lessee may contact the Supplier for a description of any such rights Lessee may have under the Supply Contract. Lessee hereby waives any rights and remedies Lessee may have under Cal.Com.C. Sections 10-508 through 522.

      37. PURCHASE OR RENEWAL REQUIREMENT FOR ALL NEW EQUIPMENT SCHEDULES TO MASTER EQUIPMENT LEASE. At the expiration of the Initial Term for New Equipment Schedule No. 1, and notwithstanding anything to the contrary in the Lease, upon 90 days prior written notice to Lessor, Lessee shall either:

    No. 1
    -----
    Purchase AS-IS, WHERE-IS all, but not less than all, of the Equipment covered under all New Equipment Schedules to this Lease at the expiration of the Initial Term for each such Schedule for an amount equal to the Equipment's "Fair Market Value" but in no event for an amount less than ten percent (10%) or exceeding twenty percent (20%) of the Equipment's original purchase price, whereupon Lessor shall issue to Lessee a Bill of Sale for the Equipment transferring it to Lessee without any representation or warranty whatsoever. Fair Market Value for all New Equipment Schedules shall be determined prior to expiration of the Initial Term for New Equipment Schedule No. 1. Fair Market Value shall be determined by Lessor.

    OR

    No. 2
    -----
    Extend the Initial Term of all New Equipment Schedules to this Lease for an additional twelve (12) months ("Renewal Term") commencing with the end of the Initial Term of each Schedule at a rate of 2.6824% per month of the Equipment's original purchase price. Upon expiration of each Renewal Term, Lessor shall issue to Lessee a Bill of Sale for the Equipment under the applicable Schedule transferring it to Lessee without any representation or warranty whatsoever.

          IN WITNESS WHEREOF, the parties hereto have executed this Lease.

PHOENIX LEASING INCORPORATED              VIROPHARMA, INC.

By: /s/ (Signature Appears Here)          By: /s/ (Signature Appears Here)
   -------------------------------           -------------------------------
Title: Vice President                     Title: President and CEO
      ----------------------------              ----------------------------

                                          Headquarters Location:

                                          76 Great Valley Parkway
                                          Malvern, PA 19355
                                          County of Delaware

Exhibit A - Closing Memorandum

                                                       Exhibit A
                                                       to MASTER EQUIPMENT LEASE
                                                       Dated December 1, 1995

                              CLOSING MEMORANDUM
                              ------------------

1.*   Duly executed Master Equipment Lease marked "Original."

2.    Duly executed Schedule marked "Original."

3.    Duly executed Certificate of Acceptance. [EXECUTE UPON ACCEPTANCE OF
      EQUIPMENT]

4.    Insurance Certificates.

5.* Resolutions of Lessee's Board of Directors, including an incumbency certificate.

6.* Copy of Lessee's articles of incorporation including all amendments, certified by the Secretary of Lessee as being true and complete and in full force and effect.

7.* Certificate from the Secretary of State of Lessee's state of incorporation, from the state in which Lessee's chief executive office is located, if different, and from each state where Lessee is qualified to do business, stating Lessee is in good standing or is authorized to transact business, as the case may be, dated not more than thirty days prior to the first purchase of Equipment.

8.    Agreement to Allow removal of Personal Property.**

9.    Purchase Agreement Assignment.

10.   UCC Financing Statements.

11.   Bill of Sale (for Sale-Leaseback Equipment).

12.   UCC search.

13.   Equipment List, in form and substance satisfactory to Lessor.

14.   Lessee's most recent financial statements.

15. Certificate of Chief Financial Officer stating that no event of default has occurred, there is no material adverse change in the financial condition of Lessee and that the Equipment is free of any encumbrances.

16. Lessee's capitalization table showing Lessee's shareholders the percentage of equity held by each and the number of shares or value of the shares held by each shareholder.*

17. See Section 3 of Master Equipment Lease for additional preconditions to closing.

18.   Additional Security described in Section 34 of the Master Equipment Lease.


*     First Schedule Only.
** Required if any Equipment is a fixture, i.e., attached to real property, or located in certain states.

                               ACCEPTANCE NOTICE
                                SCHEDULE NO. 1

Reference is made to the Master Equipment Lease dated as of December 1, 1995 between Phoenix Leasing Incorporated as Lessor and ViroPharma, Inc. as Lessee (the "Lease").

Lessee confirms that the following Equipment has been received, installed and is ready for use by Lessee. The Equipment is satisfactory in all respects for the purposes of this Lease as of the date Lessee executes this Notice below.

Description of
Equipment
(quantity, model     Purchase Price                      Mfr./(Street Address
and serial number)   or Value         Rent      Vendor   City, State and County)
- ------------------   --------------   ----      ------   -----------------------

See Exhibit A attached hereto.                           76 Great Valley Parkway
                                                         Malvern, PA
                                                         Delaware County



Total:                $80,305.00      $2,154.10

THE LEASE MAY NOT BE CHANGED, ALTERED OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN OFFICER OF LESSOR AND A DULY AUTHORIZED REPRESENTATIVE OF LESSEE.

IN WITNESS WHEREOF, Lessee has executed this Acceptance Notice as of December 1, 1995.

                                      VIROPHARMA, INC.

                                      By: /s/ Claude H. Nash
                                         ---------------------------------

                                      Name:  Claude H. Nash
                                           -------------------------------

                                      Title: President and CEO
                                            ------------------------------


Lessor's   (Initials                                    Lessee's
Initials   Appear Here)                                 Initials   CHN
           ------------                                          ---------

                                  ViroPharma

                            Exhibit A to Schedule 1


                                                                       Purchase
Phoenix Tag #        Serial #         Description                      Date
- -------------        --------         -----------                      --------
79596                1033799          Buchi Rotovapor                  09/05/93
79598                9304-005         Thelco Lab Oven                  09/05/93
79601                P07110           Mettler Balance                  09/22/93
79602                SL-41846V        Baker Biosafety Cabinet          08/30/93
79605                9309-212         Precision 185 Waterbath          09/30/93
79606                9309-215         Precision 185 Waterbath          09/30/93
79607                9308-007         Precision 185 Waterbath          09/05/93
79608                211682           Nikon TMS Microscope             11/23/93
79609                8712001          Barnstead Water Treat. Syst.     08/19/93
79610                BEI-47           Flammable Storage Cabinet        08/19/93
79612                V021-00409-W     Ice Maker                        08/19/93
79613                H307361          Amerex Orbital Sharer            08/30/93
79618                55227AAW         Nuaire CO2 Incubator             10/18/93
79634                PTG1-0893-2314   FotoDyne UV Box                  09/30/93
79636                34192            Dish Washer                      09/25/93
79637                9596             Dish Washer                      09/25/93
79638                C80835           Autoclave                        09/25/93
(No Tag)                              St. Charles - Casework           09/25/93
(No Tag)                              St. Charles                      09/25/93
(No Tag)                              St. Charles - Hoods              09/25/93
79639                (no serial #)    Dark Room Door                   09/25/93
79640                RH161242         GE - 20C Freezer                 09/15/93
79645                9302971          Sorval RC5B Centrifuge           09/19/93
79646                9302501          Sorval Ultra 80 Centrifuge       09/19/93
79647                ???????          Sorval RT6000D Centrifuge        09/19/93
79648                9303157          Sorval MC12V Centrifuge          09/19/93
79649                9303158          Sorval MC12V Centrifuge          09/19/93
79650                9303324          Sorval MC12V Centrifuge          09/19/93
79652                J63191931        Jordan Chromatography Cabinet    10/18/93
79667                244889           Beckman pH Meter                 09/05/93
79681                Chem-9           Stirrer                          09/30/93
79684                Chem-1           Stirrer                          09/30/93
79697                10000495         Buchi Rotovapor                  09/22/93
79709                310356           Hubbele Stor/Hot Water Htr       09/25/93
79766                A-592139         Kodak Ekatgraphic IIIA Proj.     09/19/94
79783                                 Book Shelving                    10/18/93
79784                                 Book Shelving                    10/18/93
79785                                 Book Shelving                    10/18/93
79786                                 Book Shelving                    10/18/93
79787                                 Book Shelving                    10/18/93
79788                                 Book Shelving                    10/18/93
79789                                 Book Shelving                    10/18/93
79790                                 Book Shelving                    10/18/93
79791                                 Book Shelving                    10/18/93
79792                                 Book Shelving                    10/18/93
79793                                 Book Shelving                    10/18/93
79795                                 Typewriter                       09/19/93
79802                0893-47384       Steam Generator                  09/25/93
79803                                 Post Apple - Sink                09/25/93


(1) includes: SM24 (invoice #A290398682), HB-6 (817252), GS-3 (817252) rotors

(2) includes: 3(three) Fa Miero Fxd angle rotors (invoice 73188542)

                                  ViroPharma


                            Exhibit A to Schedule 1


                                                                             Purchase
Phoenix Tag #         Serial #             Description                       Date
- -------------         --------             -----------                       --------
79805                                      File Cabinet                      09/19/93
79806                                      File Cabinet                      09/19/93
79836                 WAR-004007           Telephone - 6 butt.
79838                 WAR-004005           Telephone - Isotec - 6 butt.
79841                                      Post Apple - Casework             09/25/93
79842                                      Telephone - 6 butt.
79843                 Ref-56183068         Telephone - 6 butt.
79844                                      Telephone
79845                                      Telephone - 6 butt.
79846                                      Telephone - 6 butt.
79847                                      Telephone - 6 butt.
79848                                      Telephone - 6 butt.
79849                 WAR-004010           Telephone - Isotec - 6 butt.
79850                 D000 5904            Telephone - Executone - 26 butt.
79851                                      Telephone
79852                 D000 3127            Telephone - 26 butt.
79853                 A001-7697            Telephone - 26 butt.
79854                                      Telephone - 26 butt.
79855                 A001-7697            Telephone - Executone - 26 butt.
79856                 D000 3125            Telephone - 26 butt.
79857                                      Telephone - Control Unit
79858                                      Telephone - 16 butt.
79859                 Ref-RR150355         Telephone - Isotec - 16 butt.
79860                 1791                 Telephone - Isotec - 16 butt.
79861                                      Telephone
79862                                      Telephone
79863                                      Telephone
79864                 Ref-56016564         Telephone - 16 butt.
79865                 WAR-003209           Telephone - Isotec - 16 butt.
79866                                      Telephone - 6 butt.
79867                                      Telephone - 6 butt.
79868                 Ref-RR156693         Telephone - Isotec - 16 butt.
79869                 2693                 Telephone - 16 butt.
79871                                      Telephone
79872                                      Telephone
79873                 D000 6225            Telephone - 16 butt.
79874                                      Telephone
79875                                      Telephone
79877                                      Telephone - 6 butt.

- -----------------------------------------------------------------------------------------------
                                           Total Purchase Price:   $80,305.00

                          SYMPHONY EQUIPMENT SCHEDULE
                          ---------------------------

                                      Symphony Equipment Schedule No. 2 to Lease
                                      Dated as of December 1, 1995
                                      Between VIROPHARMA, INC.
                                      and PHOENIX LEASING INCORPORATED

A.  Description and Purchase Price of Equipment
    -------------------------------------------

Description of
Equipment
(quantity, model        Purchase               Mfr./    (Street Address
and serial number)      Price        Rent      Vendor    City, State and County)
- ------------------      --------    ------     ------   ------------------------

See Exhibit A attached hereto.                          76 Great Valley Parkway
                                                        Malvern, PA
                                                        Delaware County


Total:                  $30,695.00  $823.36

B.  Terms
    -----

Initial Term:      The Initial Term shall commence on the date the Equipment is received, installed and accepted for use, as shown on the Acceptance Notice, and continue for 48 full months after the "Rent Start Date."

Rent Start Date:   December 1, 1995

Lease Rate Factor (expressed as a percentage of Equipment's Value set forth above): 2.6824%.

Monthly Rental Payments in advance.

Initial Rent  Due:  Payable on the Rent Start Date shall be the Rental Amount including any sales or use tax.

C.  Invoice Information: Lessee's and Lessor's addresses for invoice purposes
    -------------------
for the Equipment on the Schedule shall be as follows:

Lessee's Invoice Address:             Remit Monthly Rental Amount To:

ViroPharma, Inc.                      Phoenix Leasing Incorporated
76 Great Valley Parkway               P.O. Box 200432
Malvern, PA 19355                     Dallas, TX  75320-0432
Attention: Mark A. McKinley


D.  Casualty Values:  See attachment hereto.
    ---------------

E.  Special Provisions: 1. Lessor's payment for Equipment hereunder is
    ------------------
    conditioned on Lessor's satisfaction that there has been no adverse change in Lessee's financial condition subsequent to initial credit approval, 2. Sale Leaseback Addendum, and 3. Purchase Requirement Rider.

LESSOR AND LESSEE AGREE THAT THIS SCHEDULE SHALL CONSTITUTE A LEASE OF THE EQUIPMENT DESCRIBED ABOVE, SUBJECT TO THE TERMS AND CONDITIONS OF THIS SCHEDULE AND OF THE MASTER EQUIPMENT LEASE DATED DECEMBER 1, 1995 BETWEEN LESSEE AND LESSOR. THE TERMS AND CONDITIONS OF SUCH MASTER EQUIPMENT LEASE ARE HEREBY INCORPORATED BY REFERENCE AND MADE A PART HEREOF TO THE SAME EXTENT AS IF SUCH TERMS AND CONDITIONS WERE SET FORTH IN FULL HEREIN.

PHOENIX LEASING INCORPORATED                 VIROPHARMA, INC.

BY: Signature Illegible                      By: Claude H. Nash
    ---------------------------                  --------------------------
Title:                                       Title: President and CEO
       ------------------------                    ------------------------
Date:                                        Date: December 1, 1995
      -------------------------                   -------------------------

                Attachment to Symphony Equipment Schedule No. 2

                                CASUALTY VALUES

 Month of     % of Original Equipment      Month of     % of Original Equipment
Lease Term         Purchase Price         Lease Term        Purchase Price
- ----------    -----------------------     ----------    -----------------------
     1                  125.00                25                  73.94
     2                  122.87                26                  71.81
     3                  120.74                27                  69.68
     4                  118.62                28                  67.55
     5                  116.49                29                  65.43
     6                  114.36                30                  63.30
     7                  112.23                31                  61.17
     8                  110.11                32                  59.04
     9                  107.98                33                  56.91
    10                  105.85                34                  54.79
    11                  103.72                35                  52.66
    12                  101.60                36                  50.53
    13                   99.47                37                  48.40
    14                   97.34                38                  46.28
    15                   95.21                39                  44.15
    16                   93.09                40                  42.02
    17                   90.96                41                  39.89
    18                   88.83                42                  37.77
    19                   86.70                43                  35.64
    20                   84.57                44                  33.51
    21                   82.45                45                  31.38
    22                   80.32                46                  29.26
    23                   78.19                47                  27.13
    24                   76.06                48                  25.00
                                          Thereafter              25.00



Lessor's                                                 Lessee's
Initials  /s/[INTIALS APPEARS HERE]                      Initials  /s/ CHN
          -------------------------                      ----------

649.12.95

                                  ViroPharma

                            Exhibit A to Schedule 2


                                                                 Purchase
Phoenix Tag #   Serial #       Description                       Date
- -------------   --------       -----------                       ---------
79626           106929         Ludlum Survey Meter               12/21/94
79629           434            BioRad Power Supply               04/21/94
79630           186BR008792    BioRad Gel Dryer                  04/21/94
79642           4090563        Wallac Liq. Scint. Counter        06/23/94
79653           AL166521       GE - 20C Freezer                  03/28/94
79656           04609          VMAX Refurb Rate Reader           02/22/94
79657           01826          Stoval Belly Dancer               02/22/94
79677           N95581         Mettler Balance                   10/18/93
79678                          Cylinder Cart                     10/18/93
79679                          Utility Cart                      10/18/93
79692           Chem-2         Variable Autotransformer          12/10/93
79693           Chem-6         Variable Autotransformer          12/10/93
79694           Chem-6         Variable Autotransformer          12/10/93
79695           Chem-8         Variable Autotransformer          12/10/93
79696           Chem-8         Variable Autotransformer          12/10/93
79699           137534         Rainin HPLC                       04/21/94
79700           140211-01      Welch Pump                        04/21/94
79702           0694           Parr Hydrogenation App            07/14/94
79767           93-9005        Gas Regulator                     11/12/93
79768           93-8-023       Gas Regulator                     11/12/93
79770           940-R1015      Gas Regulater                     06/23/94
79771                          File Cabinet                      02/22/94
79772                          File Cabinet                      02/22/94
79773                          File Cabinet                      02/22/94
79774                          File Cabinet                      02/22/94
79775                          File Cabinet                      02/22/94
79776                          File Cabinet                      02/22/94
79777                          File Cabinet                      02/22/94
79778                          File Cabinet                      02/22/94
79779                          File Cabinet                      02/22/94
79780                          File Cabinet                      02/22/94
79781                          File Cabinet                      02/22/94
79782                          File Cabinet                      02/22/94

- --------------------------------------------------------------------------------

                               Total Purchase Price:   $30,695.00


lao/928

                                            Rider No. 1
                                            to Symphony Equipment Schedule No. 2
                                            of MASTER EQUIPMENT LEASE
                                            Dated as of December 1, 1995
                                            Between VIROPHARMA, INC.
                                            and PHOENIX LEASING INCORPORATED

                             PURCHASE REQUIREMENT
                             --------------------

At the expiration of the Initial Term of this Schedule, and notwithstanding anything to the contrary in the Lease, Lessee shall purchase AS-IS, WHERE-IS all, but not less than all, of the Equipment covered under this Schedule at the expiration of the Initial Term for 20% of the Equipment's original value under the Lease, whereupon Lessor shall issue to Lessee a Bill of Sale for the Equipment transferring it to Lessee without any representation or warranty whatsoever.

Lessee shall be responsible for all applicable taxes in connection with any purchase of Equipment by Lessee.






Lessor's                                               Lessee's
Initials  /s/[INITIALS APPEARS HERE]                   Initials  /s/ CHN
          --------------------------                            -------------

649.12.95

                               ACCEPTANCE NOTICE
                                SCHEDULE NO. 2

Reference is made to the Master Equipment Lease dated as of December 1, 1995 between Phoenix Leasing Incorporated as Lessor and ViroPharma, Inc. as Lessee (the "Lease").

Lessee confirms that the following Equipment has been received, installed and is ready for use by Lessee. The Equipment is satisfactory in all respects for the purposes of this Lease as of the date Lessee executes this Notice below.

Description of
Equipment
(quantity, model    Purchase Price                     Mfr./(Street Address
and serial number)  or Value        Rent     Vendor     City, State and County)
- ------------------  ----------    --------   ------    ------------------------

See Exhibit A attached hereto.                         76 Great Valley Parkway
                                                       Malvern, PA
                                                       Delaware County

Total:              $30,695.00    $823.36

THE LEASE MAY NOT BE CHANGED, ALTERED OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN OFFICER OF LESSOR AND A DULY AUTHORIZED REPRESENTATIVE OF LESSEE.

IN WITNESS WHEREOF, Lessee has executed this Acceptance Notice as of December 1, 1995.


                                       VIROPHARMA, INC.


                                       By: /s/ Claude H. Nash
                                          -------------------------

                                       Name:  Claude H. Nash
                                            -----------------------

                                       Title: President and CEO
                                             ----------------------



Lessor's                                               Lessee's
Initials  [INITIALS APPEAR HERE]                       Initials  /s/ CHN
          ----------------------                                -------------

649.12.95

                                  ViroPharma

                            Exhibit A to Schedule 2

                                                                      Purchase
Phoneix Tag #      Serial #       Description                         Date
- -------------      --------       -----------                         --------
79626              106929         Ludlum Survey Meter                 12/21/94
79629              434            BioRad Power Supply                 04/21/94
79630              186BR008792    BioRad Gel Dryer                    04/21/94
79642              4090563        Wallac Liq. Scint. Counter          06/23/94
79653              AL166521       GE - 20C Freezer                    03/28/94
79656              04609          VMAX Refurb Rate Reader             02/22/94
79657              01826          Stoval Belly Dancer                 02/22/94
79677              N95581         Mettler Balance                     10/18/93
79678                             Cylinder Cart                       10/18/93
79679                             Utility Cart                        10/18/93
79692              Chem-2         Variable Autotransformer            12/10/93
79693              Chem-6         Variable Autotransformer            12/10/93
79694              Chem-6         Variable Autotransformer            12/10/93
79695              Chem-8         Variable Autotransformer            12/10/93
79696              Chem-8         Variable Autotransformer            12/10/93
79699              137534         Rainin HPLC                         04/21/94
79700              140211-01      Welch Pump                          04/21/94
79702              0694           Parr Hydrogenation App              07/14/94
79767              93-9005        Gas Regulator                       11/12/93
79768              93-8-023       Gas Regulator                       11/12/93
79770              940-R1015      Gas Regulator                       06/23/94
79771                             File Cabinet                        02/22/94
79772                             File Cabinet                        02/22/94
79773                             File Cabinet                        02/22/94
79774                             File Cabinet                        02/22/94
79775                             File Cabinet                        02/22/94
79776                             File Cabinet                        02/22/94
79777                             File Cabinet                        02/22/94
79778                             File Cabinet                        02/22/94
79779                             File Cabinet                        02/22/94
79780                             File Cabinet                        02/22/94
79781                             File Cabinet                        02/22/94
79782                             File Cabinet                        02/22/94
- --------------------------------------------------------------------------------

                                  Total Purchase Price:  $30,695.00

                          SYMPHONY EQUIPMENT SCHEDULE
                          ---------------------------

                                      Symphony Equipment Schedule No. 1 to Lease
                                      Dated as of December 1, 1995
                                      Between VIROPHARMA, INC.
                                      and PHOENIX LEASING INCORPORATED

A.  Description and Purchase Price of Equipment
    -------------------------------------------

Description of
Equipment
(quantity, model      Purchase                 Mfr./    (Street Address
and serial number     Price          Rent      Vendor    City, State and County)
- -----------------     --------       ----      ------   ------------------------
See Exhibit A attached hereto.                          76 Great Valley Parkway
                                                        Malvern, PA
                                                        Delaware County

Total:                $80,305.00     $2,154.20

B.  Terms
    -----

Initial Term:      The Initial Term shall commence on the date the Equipment is received, installed and accepted for use, as shown on the Acceptance Notice, and continue for 48 full months after the "Rent Start Date."

Rent Start Date:   December 1, 1995

Lease Rate Factor (expressed as a percentage of Equipment's Value set forth above): 2.6824%

Monthly Rental Payments in advance.

Initial Rent Due:  Payable on the Rent Start Date shall be the Rental Amount including any sales or use tax.

C.  Invoice Information:  Lessee's and Lessor's addresses for invoice purposes
    -------------------
for the Equipment on the Schedule shall be as follows:

Lessee's Invoice Address:                  Remit Monthly Rental Amount To:

ViroPharma, Inc.                           Phoenix Leasing Incorporated
76 Great Valley Parkway                    P.O. Box 200432
Malvern, PA 19355                          Dallas, TX 75320-0432
Attention:  Mark A. McKinley

D. Casualty Values:  See attachment hereto.
   ---------------

E.  Special Provisions: 1.  Lessor's payment for Equipment hereunder is
    ------------------
    conditioned on Lessor's satisfaction that there has been no adverse change in Lessee's financial condition subsequent to initial credit approval, 2. Sale Leaseback Addendum, and 3. Purchase Requirement Rider.

LESSOR AND LESSEE AGREE THAT THIS SCHEDULE SHALL CONSTITUTE A LEASE OF THE EQUIPMENT DESCRIBED ABOVE, SUBJECT TO THE TERMS AND CONDITIONS OF THIS SCHEDULE AND OF THE MASTER EQUIPMENT LEASE DATED DECEMBER 1, 1995 BETWEEN LESSEE AND LESSOR. THE TERMS AND CONDITIONS OF SUCH MASTER EQUIPMENT LEASE ARE HEREBY INCORPORATED BY REFERENCE AND MADE A PART HEREOF TO THE SAME EXTENT AS IF SUCH TERMS AND CONDITIONS WERE SET FORTH IN FULL HEREIN.

PHOENIX LEASING INCORPORATED                VIROPHARMA, INC.

By: [SIGNATURE APPEARS HERE]                By: [SIGNATURE APPEARS HERE]
   -------------------------                   -------------------------

Title:                                      Title:  President and CEO
      ----------------------                      ----------------------

Date:                                       Date:  December 1, 1995
     -----------------------                     -----------------------

                Attachment to Symphony Equipment Schedule No. 1

                                CASUALTY VALUES


 Month of     % of Original Equipment     Month of      % of Original Equipment
Lease Term         Purchase Price        Lease Term          Purchase Price
- ----------    -----------------------    ----------     -----------------------

    1                  125.00                25                  73.94
    2                  122.87                26                  71.81
    3                  120.74                27                  69.68
    4                  118.62                28                  67.55
    5                  116.49                29                  65.43
    6                  114.36                30                  63.30
    7                  112.23                31                  61.17
    8                  110.11                32                  59.04
    9                  107.98                33                  56.91
   10                  105.85                34                  54.79
   11                  103.72                35                  52.66
   12                  101.60                36                  50.53
   13                   99.47                37                  48.40
   14                   97.34                38                  46.28
   15                   95.21                39                  44.15
   16                   93.09                40                  42.02
   17                   90.96                41                  39.89
   18                   88.83                42                  37.77
   19                   86.70                43                  35.64
   20                   84.57                44                  33.51
   21                   82.45                45                  31.38
   22                   80.32                46                  29.26
   23                   78.19                47                  27.13
   24                   76.06                48                  25.00
                                         Thereafter              25.00



Lessor's                                  Lessee's
Initials /s/ [INITIALS APPEAR HERE]       Initials /s/ [INITIALS APPEAR HERE]
        ---------------------------               ---------------------------

                                  ViroPharma

                            Exhibit A to Schedule 1

                                                                      Purchase
    Phoenix Tag #      Serial #       Description                     Date
    -------------      --------       -----------                     --------

    79596              1033799        Buchi Rotovapor                 09/05/93
    79598              9304-005       Thelco Lab Oven                 09/05/93
    79601              P07110         Mettler Balance                 09/22/93
    79602              SL-41846V      Baker Biosafety Cabinet         08/30/93
    79605              9309-212       Precision 185 Waterbath         09/30/93
    79606              9309-215       Precision 185 Waterbath         09/30/93
    79607              9308-007       Precision 185 Waterbath         09/05/93
    79608              211682         Nikon TMS Microscope            11/23/93
    79609              8712001        Barnstead Water Treat. Syst.    08/19/93
    79610              BEI-47         Flammable Storage Cabinet       08/19/93
    79612              V021-00409-W   Ice Maker                       08/19/93
    79613              H307361        Amerex Orbital Sharer           08/30/93
    79618              55227AAW       Nuaire CO2 Incubator            10/18/93
    79634              PTG1-0893-2314 FotoDyne UV Box                 09/30/93
    79636              34192          Dish Washer                     09/25/93
    79637              9596           Dish Washer                     09/25/93
    79638              C80835         Autoclave                       09/25/93
    (No Tag)                          St. Charles - Casework          09/25/93
    (No Tag)                          St. Charles                     09/25/93
    (No Tag)                          St. Charles - Hoods             09/25/93
    79639              (no serial #)  Dark Room Door                  09/25/93
    79640              RH161242       GE - 20C Freezer                09/15/93
 /1/79645              9302971        Sorval RC5B Centrifuge          09/19/93
    79646              9302501        Sorval Ultra 80 Centrifuge      09/19/93
    79647              ???????        Sorval RT6000D Centrifuge       09/19/93
 /2/79648              9303157        Sorval MC12V Centrifuge         09/19/93
 /2/79649              9303158        Sorval MC12V Centrifuge         09/19/93
 /2/79650              9303324        Sorval MC12V Centrifuge         09/19/93
    79652              J63191931      Jordan Chromatography Cabinet   10/18/93
    79667              244889         Beckman pH Meter                09/05/93
    79681              Chem-9         Stirrer                         09/30/93
    79684              Chem-1         Stirrer                         09/30/93
    79697              10000495       Buchi Rotovapor                 09/22/93
    79709              310356         Hubbele Stor/Hot Water Htr      09/25/93
    79766              A-592139       Kodak Ekatgraphic IIIA Proj.    09/19/94
    79783                             Book Shelving                   10/18/93
    79784                             Book Shelving                   10/18/93
    79785                             Book Shelving                   10/18/93
    79786                             Book Shelving                   10/18/93
    79787                             Book Shelving                   10/18/93
    79788                             Book Shelving                   10/18/93
    79789                             Book Shelving                   10/18/93
    79790                             Book Shelving                   10/18/93
    79791                             Book Shelving                   10/18/93
    79792                             Book Shelving                   10/18/93
    79793                             Book Shelving                   10/18/93
    79795                             Typewriter                      09/19/93
    79802              0893-47384     Steam Generator                 09/25/93
    79803                             Post Apple - Sink               09/25/93

    /1/ Includes: SM24 (invoice # A290398682), HB-6 (817252) GS-3 (817252)
         rotors

    /2/ Includes: 3(three) Fa Micro Fxd angle rotors (invoice # 73188542)

                                  ViroPharma

                            Exhibit A to Schedule 1

                                                                     Purchase
Phoenix Tag #      Serial #         Description                      Date
- -------------      --------         -----------                      --------
79805                               File Cabinet                     09/19/93
79806                               File Cabinet                     09/19/93
79836              WAR-004007       Telephone - 6 butt.
79838              WAR-004005       Telephone - Isotec - 6 butt.
79841                               Post Apple - Casework            09/25/93
79842                               Telephone - 6 butt.
79843              Ref-56183068     Telephone - 6 butt.
79844                               Telephone
79845                               Telephone - 6 butt.
79846                               Telephone - 6 butt.
79847                               Telephone - 6 butt.
79848                               Telephone - 6 butt.
79849              WAR-004010       Telephone - Isotec - 6 butt.
79850              D000 5904        Telephone - Executone - 26 butt.
79851                               Telephone
79852              D000 3127        Telephone - 26 butt.
79853              A001-7697        Telephone - 26 butt.
79854                               Telephone - 26 butt.
79855              A001-7697        Telephone - Executone - 26 butt.
79856              D000 3125        Telephone - 26 butt.
79857                               Telephone - Control Unit
79858                               Telephone - 16 butt.
79859              Ref-RR150355     Telephone - Isotec - 16 butt.
79860              1791             Telephone - Isotec - 16 butt.
79861                               Telephone
79862                               Telephone
79863                               Telephone
79864              Ref-56016564     Telephone - 16 butt.
79865              WAR-003209       Telephone - Isotec - 16 butt.
79866                               Telephone - 6 butt.
79867                               Telephone - 6 butt.
79868              Ref-RR156693     Telephone - Isotec - 16 butt.
79869              2693             Telephone - 16 butt.
79871                               Telephone
79872                               Telephone
79873              D000 6225        Telephone - 16 butt.
79874                               Telephone
79875                               Telephone
79877                               Telephone - 6 butt.

- --------------------------------------------------------------------------------
                                    Total Purchase Price:  $80,305.00


                                      -2-


lao/928

                                            Rider No. 1
                                            to Symphony Equipment Schedule No. 1
                                            of MASTER EQUIPMENT LEASE
                                            Dated as of December 1, 1995
                                            Between VIROPHARMA, INC.
                                            and PHOENIX LEASING INCORPORATED

                             PURCHASE REQUIREMENT
                             --------------------

At the expiration of the Initial Term of this Schedule, and notwithstanding anything to the contrary in the Lease, Lessee shall purchase AS-IS, WHERE-IS all, but not less than all, of the Equipment covered under this Schedule at the expiration of the Initial Term for 20% of the Equipment's original value under the Lease, whereupon Lessor shall issue to Lessee a Bill of Sale for the Equipment transferring it to Lessee without any representation or warranty whatsoever.

Lessee shall be responsible for all applicable taxes in connection with any purchase of Equipment by Lessee.


Lessor's                                               Lessee's
Initials                                               Initials  /s/ CHN
          ---------------                                       -------------

649.12.95